SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act 1934
August 1, 2005
(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.
(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation or organization)	033-79130 (Commission File Number)	34-1771400 (I.R.S. Employer Identification No.)
614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657
(Address of principal executive offices)
(330) 868-7701
(Issuer’s telephone number)
N/A
(Former name of former address, if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Effective August 1, 2005, Consumers Bancorp, Inc. and Consumers National Bank named Renee K. Wood (age 34) Chief Financial Officer and Treasurer. Ms. Wood holds a Bachelor of Arts degree in Accounting and Business Management and has more than 10 years banking experience in financial and accounting roles. During the last five years, Ms. Wood has been employed by Unizan Bank, National Association where she most recently held the position of Vice President/Controller.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp, Inc.
Date: August 3, 2005	/s/ Steven L. Muckley
Steven L. Muckley, President and
Chief Executive Officer